                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          June 7, 2005
                                                --------------------------------


                               CAMBREX CORPORATION
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             (Exact name of Registrant as specified in its charter)

      DELAWARE                                  1-10638                   22-2476135
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(State or other jurisdiction of incorporation)  (Commission File Number)  (IRS Employer
                                                                          Identification No.)


      ONE MEADOWLANDS PLAZA, EAST RUTHERFORD, NEW JERSEY                   07073
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code:      (201) 804-3000
                                                   -----------------------------



Check the appropriate box if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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                               CAMBREX CORPORATION
                                    FORM 8-K
                                 CURRENT REPORT
                                  JUNE 7, 2005

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

SECTION 1.01      ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

1.      Acceleration of Vesting of Stock Option Awards

      Cambrex Corporation is reporting under Item 1.01 that on June 1, 2005, the Compensation Committee of the Board of Directors of Cambrex Corporation (the "Company") approved the acceleration of the vesting of unvested stock options that are held by current employees and all executive officers having an exercise price of $18.675 or greater granted under The 1996 Performance Stock Option Plan, The 1998 Stock Option Plan, The 2000 Non-Executive Stock Option Plan, The 2001 Performance Stock Option Plan, The 2003 Performance Stock Option Plan and The 2004 Omnibus Incentive Plan. Except for the 2000 Non-Executive Stock Option Plan (for which shareholder approval was not required), the Plans identified above were approved by the Company's shareholders.

      Options to purchase approximately 2 million shares of the Company's common stock (of which approximately 1.3 million are subject to options held by executive officers) are subject to this acceleration, which is effective June 1, 2005. The Committee also imposed a holding period that will require all employees and executive officers to refrain from selling shares acquired upon the exercise of these options until the date on which the exercise would have been permitted under the option's original vesting terms or, if earlier, the expiration date due to retirement.

        The acceleration eliminates future compensation expense the Company would otherwise recognize in its consolidated statement of operations with respect to these options once the Statement of Financial Accounting Standards No. 123(R) "Share-Based Payment", issued by the Financial Accounting Standards Board, is implemented for reporting periods beginning January 1, 2006. The future expense that is eliminated as a result of the acceleration of the vesting of these options is approximately $9.6 million; of which approximately $5.9 million is attributable to options granted to executive officers.

        The form of notice to executive officers regarding the acceleration of vesting is attached hereto as Exhibit 99.1.
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Exhibit 99.1      Letter to Executive Officers from CEO

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits

                  (99.1)      Letter to Executive Officers from CEO



                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                  CAMBREX CORPORATION


Date:   June 7, 2005          By:    /s/ Peter E. Thauer
                                  ---------------------------------------------
                                  Name:  Peter E. Thauer
                                  Title: Senior Vice President, General Counsel
                                         and Corporate Secretary